Exhibit g (i)

                    AMENDED AND RESTATED CUSTODIAN AGREEMENT

         This Agreement is made as of July 31, 2006 by and between USAA MUTUAL FUNDS TRUST, a statutory trust organized and existing under the laws of the State of Delaware (the "FUND"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN").

                                   WITNESSETH:

         WHEREAS, the Fund (formerly known as USAA State Tax-Free Trust) and the Custodian entered into a Custodian Contract dated as of June 29, 1993;

         WHEREAS, the Fund and the Custodian desire to replace such existing Custodian Contract, as amended, with this Amended and Restated Custodian Agreement;

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

         Whereas, pursuant to three separate Agreements and Plans of Termination and Conversion, each dated April 19, 2006, between the Fund and, respectively, USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc. and USAA Investment Trust (collectively, the "Terminating Funds"), each series of shares of each of the Terminating Funds has been reorganized as of the date hereof as a series of the Fund; and

         WHEREAS, the Fund intends that this Agreement be applicable to 37 series, as set forth below (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 18, shall be referred to herein as the "PORTFOLIO(S)").:

--------------------------------------------------------------------------------
      Aggressive Growth Fund                         Money Market Fund
     Balanced Strategy Fund                        Nasdaq-100 Index Fund
       Capital Growth Fund                          New York Bond Fund
       California Bond Fund                      New York Money Market Fund
   California Money Market Fund               Precious Metals and Minerals Fund
    Cornerstone Strategy Fund                     Science & Technology Fund
      Emerging Markets Fund                         Short-Term Bond Fund
     First Start Growth Fund                        Small Cap Stock Fund
   Florida Tax-Free Income Fund               Tax Exempt Intermediate-Term Fund
Florida Tax-Free Money Market Fund                Tax Exempt Long-Term Fund
           GNMA Trust                             Tax Exempt Money Market Fund
     Growth & Income Fund                         Tax Exempt Short-Term Fund
  Growth and Tax Strategy Fund                     Treasury Money Market Trust
           Growth Fund                             Total Return Strategy Fund
 High-Yield Opportunities Fund                              Value Fund
        Income Stock Fund                             Virginia Bond Fund
          Income Fund                             Virginia Money Market Fund
  Intermediate-Term Bond Fund                          World Growth Fund
      International Fund
-------------------------------------------------------------------------------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1.     EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). The Fund on behalf of the Portfolio(s) shall deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios ("SHARES") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian or which is delivered out in accordance with Proper Instructions (as such term is defined in Section 6 hereof).

Upon receipt of Proper Instructions , the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the country-regionplaceUnited States, but only in accordance with an applicable vote by the Board of Trustees of the Fund (the "BOARD") on behalf of the applicable Portfolio(s). The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4. The Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

         SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States, including all domestic securities owned by such Portfolio other than securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM").

         SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2)    Upon the receipt of payment in connection  with any  repurchase a
               greement   related  to  such  securities   entered  into  by  the
               Portfolio;

         3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

         4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

         7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

         8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For delivery in connection with any loans of securities made by the Portfolio, BUT ONLY against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

         11) For delivery as security in connection with any borrowing by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, BUT ONLY against receipt of amounts borrowed;

         12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

         13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

         14) Upon the sale or other delivery of such investments (including, without limitation, to one or more (a) Special Sub-Custodians or
               (b) additional custodians appointed by the Fund, and communicated to the Custodian from time to time via a writing duly executed by an authorized officer of the Fund, for the purpose of engaging in repurchase agreement transactions(s), each a "REPO CUSTODIAN"), and prior to receipt of payment therefor, as set forth in written Proper Instructions (such delivery in advance of payment, along with payment in advance of delivery made in accordance with
               Section 2.6(7), as applicable, shall each be referred to herein as a "FREE TRADE"), provided that such Proper Instructions shall set forth (a) the securities of the Portfolio to be delivered and
               (b) the person(s) to whom delivery of such securities shall be made;

         15) Upon receipt of instructions from the transfer agent for the Fund (the "TRANSFER AGENT") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption;

         16) For delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

         17) For any other purpose, BUT ONLY upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered, and naming the person or persons to whom delivery of such securities shall be made.

         SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended (the "1940 ACT"). Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 2.5 COLLECTION OF INCOME. Except with respect to Portfolio property released and delivered pursuant to Section 2.2(14) or purchased pursuant to Section 2.6(7), and subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account.

Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

         SECTION 2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or
               (d) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

         2)    In  connection   with   conversion,   exchange  or  surrender  of
               securities owned by the Portfolio as set forth in Section 2.2 hereof;

         3)    For the redemption or repurchase of Shares issued as set forth in
               Section 5A hereof;

         4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5) For the payment of any dividends on Shares declared pursuant to the governing documents of the Fund;

         6) For payment of the amount of dividends received in respect of securities sold short;

         7) Upon the purchase of domestic investments including, without limitation, repurchase agreement transactions involving delivery of Portfolio monies to Repo Custodian(s), and prior to receipt of such investments, as set forth in written Proper Instructions (such payment in advance of delivery, along with delivery in advance of payment made in accordance with Section 2.2(14), as applicable, shall each be referred to herein as a "FREE TRADE"), provided that such Proper Instructions shall also set forth (a) the amount of such payment and (b) the person(s) to whom such payment is made; and

         8) For payment as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

         9) For any other purpose, BUT ONLY upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying the amount of such payment, and naming the person or persons to whom such payment is to be made.

         SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; PROVIDED, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

         SECTION 2.8 DEPOSIT OF FUND ASSETS IN COUNTRY-REGIONPLACEU.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 of the 1940 Act, as amended from time to time.

         SECTION 2.9  SEGREGATED  ACCOUNT.  The Custodian  shall upon receipt of
Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the "SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies, and (iv) for any other purpose upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio.

         SECTION 2.10 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

         SECTION 2.11 PROXIES. Except with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to
Section 2.6(7), The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

         SECTION 2.12 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Except with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to Section 2.6(7), and subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. Provided that the Custodian's own negligence, bad faith or willful misconduct has not solely or directly prevented any of the following conditions from occurring, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with domestic securities or other property of the Portfolios at any time held by it unless (i) the Custodian is in actual possession of such domestic securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power. The Custodian shall also transmit promptly to the Fund for each applicable Portfolio all written information received by the Custodian regarding any class action or other litigation in connection with Portfolio securities or other assets issued in the United States and then held, or previously held, during the term of this Agreement by the Custodian for the account of the Fund for such Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms.

SECTION 3.     PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

         SECTION 3.1. DEFINITIONS. Capitalized terms in this Section 3 shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure
(including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned direct or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC , or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under
Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.
"Foreign Assets" means any of the Portfolios investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

         SECTION 3.2.      THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

                  3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this
Section 3.2 with respect to Foreign Assets of the Portfolios held outside the country-regionplaceUnited States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

                  3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, , which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of this Agreement. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty (30) days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

                  3.2.3    SCOPE OF DELEGATED RESPONSIBILITIES:

         (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

         (b) CONTRACTS WITH ELIGIBLE  FOREIGN  CUSTODIANS.  The Foreign  Custody
Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

         (c) MONITORING. In each case in which the Foreign Custody Manager maintains

Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor, in accordance with Rule 17f-5(c)(3), (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the performance of the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

                  3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

                  3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

                  3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

                  3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

                  3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

         SECTION 3.3  ELIGIBLE SECURITIES DEPOSITORIES.

                  3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser or sub-adviser, as identified in Proper Instructions) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities
Depositories   set  forth  on  Schedule  B  hereto  in   accordance   with  Rule
17f-7(a)(1)(i)(A),  and (b)  monitor  such  risks  on a  continuing  basis,  and promptly notify the Fund (or its duly-authorized investment manager or investment adviser or sub-adviser) of any material change in such risks, in accordance with Rule 17f-7(a)(1)(i)(B).

                  3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in
Section 3.3.1.

SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE THE UNITED STATES


         SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

         SECTION 4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         SECTION 4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

         SECTION 4.4.      TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

                  4.4.1. DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv)     to  the  issuer   thereof  or  its  agent  when  such  foreign
                  securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

                  4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vi) for payment of part or all of the dividends received in respect of securities sold short;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

                  4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to each Portfolio's adviser (and sub-adviser, where applicable), as identified in Proper Instructions, the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian, including without limitation information relating to Foreign Securities Systems, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         SECTION 4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         SECTION 4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the country-regionplaceUnited States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         SECTION 4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

         SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

         SECTION 4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power. The Custodian shall also transmit promptly to the Fund all written information received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios regarding any class action or other litigation in connection with Portfolio foreign securities or other assets issued outside the United States and then held, or previously held, during the term of this Agreement by the Custodian via a Foreign Sub-Custodian for the account of the Fund for such Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms.
         SECTION 4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         SECTION 4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the country-regionplaceUnited States or of any state or political subdivision thereof. Except for taxes attributable to the domicile of the Custodian in Massachusetts, of which the Custodian will notify the Fund, it shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

         SECTION 4.12. LIABILITY OF CUSTODIAN. Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Foreign Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in this Agreement and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

SECTION 5.     SPECIAL SUB-CUSTODIANS.

Upon receipt of Special Instructions (as such term is defined in Section 6 hereof), the Custodian shall, on behalf of one or more Portfolios, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act as a sub-custodian for the purposes of effecting such transaction(s) as may be designated by the Fund in Special Instructions. Each such designated sub-custodian is referred to herein as a "SPECIAL SUB-CUSTODIAN." Each such duly appointed Special Sub-Custodian shall be listed on Schedule D hereto, as it may be amended from time to time by the Fund, with the acknowledgement of the Custodian. In connection with the appointment of any Special Sub-Custodian, and in accordance with Special Instructions, the Custodian shall enter into a sub-custodian agreement with the Fund and the Special Sub-Custodian in form and substance approved by the Fund, provided that such agreement shall in all events comply with the provisions of the 1940 Act and the rules and regulations thereunder and the terms and provisions of this Agreement.

SECTION 5A     PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

SECTION 6.     PROPER INSTRUCTIONS

"PROPER INSTRUCTIONS," which may also be standing instructions, as such term is used throughout this Agreement shall mean instructions received by the Custodian from the Fund, the Fund's duly authorized investment manager or investment adviser, or a person or entity duly authorized by either of them. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed from time to time by the Custodian and the person(s) or entity giving such instruction, provided that the Fund has followed any security procedures agreed to from time to time by the Fund and the Custodian including, but not limited to, the security procedures selected by the Fund via the form of Funds Transfer Addendum hereto. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to provide such instructions with respect to the transaction involved; the Fund shall cause all oral instructions to be confirmed in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement which requires a segregated asset account in accordance with Section 2.9 hereof.

Special Instructions as used throughout this Agreement means Proper Instructions executed by at least two officers of the Fund holding the office of Vice President or higher.

SECTION 7.     ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, PROVIDED that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

         2)    surrender   securities  in  temporary   form  for  securities  in
               definitive form;

         3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

SECTION 8.     EVIDENCE OF AUTHORITY

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a copy of a resolution of the Board certified by the Secretary or an Assistant Secretary of the Fund ("CERTIFIED RESOLUTION") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 9. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus. The Fund acknowledges that, in keeping the books of account of the Portfolio and/or making the calculations described herein with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to Section 2.6(7) hereof, the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund's counterparty(ies), or the agents of either of them.

SECTION 10.    RECORDS

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. The Fund acknowledges that, in creating and maintaining the records as set forth herein with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to

Section 2.6(7) hereof, the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund's counterparty(ies), or the agents of either of them.

SECTION 11.    OPINION OF FUND'S INDEPENDENT ACCOUNTANT

The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 12.    REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 13.    COMPENSATION OF CUSTODIAN

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.

SECTION 14.    RESPONSIBILITY OF CUSTODIAN

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to the Fund and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism, or (B) part of the "prevailing country risk" of the Portfolios, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12, 1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management thereof.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or its duly authorized investment manager, investment adviser or sub-adviser. in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits;
(vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and
(vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

In no event shall the Custodian or the Fund be liable to the other for indirect, special or consequential damages.

SECTION 15.    EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; PROVIDED, however, that the Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund's Declaration of Trust, By-Laws, or other governing documents and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Agreement, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

SECTION 16.    SUCCESSOR CUSTODIAN

If a successor custodian for one or more Portfolios shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution. In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 17.    INTERPRETIVE AND ADDITIONAL PROVISIONS

In connection with the operation of this Agreement, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, PROVIDED that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Declaration of Trust, By-Laws or other governing documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 18.    ADDITIONAL FUNDS

In the event that the Fund establishes one or more series of Shares in addition to those listed in the preamble to the Agreement with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

SECTION 19.    MASSACHUSETTS LAW TO APPLY

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 20.    PRIOR AGREEMENTS

This Agreement supersedes and terminates, as of the date hereof, all prior agreements between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

SECTION 21.    NOTICES.

Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To the Fund:             USAA MUTUAL FUNDS TRUST
                         9800 Fredericksburg Road, A03W
                         San Antonio, TX  78288
                         Attention:  Bob Galindo, Assistant Treasurer
                         Telephone:  210-498-7261
                         Telecopy:   210-498-7819

To the Custodian:        STATE STREET BANK AND TRUST COMPANY
                         150 Newport Avenue, AFB/4
                         North Quincy, MA  02171
                         Attention: Judith I. Charny, Vice President
                         Telephone: (617) 985-4978
                         Telecopy:  (617) 537-2079

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 22.    REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, addenda, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 23.    REMOTE  ACCESS SERVICES ADDENDUM

The Custodian and the Fund agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

SECTION 24.    SHAREHOLDER COMMUNICATIONS ELECTION

SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

NO [X] The Custodian is not authorized to release the Fund's name, address, and share positions.


                            [Signature page follows.]

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative under seal as of the date first above written.


USAA MUTUAL FUNDS TRUST.                    FUND SIGNATURE ATTESTED TO BY:


By:      /S/ ROBERTO GALINDO, JR.           By:      /S/ EILEEN M. SMILEY
         --------------------------                  --------------------

Name:    ROBERTO GALINDO, JR.               Name:    EILEEN M. SMILEY
         --------------------                        -----------------

Title:   ASSISTANT TREASURER                Title:   ASSISTANT SECRETARY
         -------------------                         --------------------------


STATE STREET BANK AND TRUST COMPANY         SIGNATURE ATTESTED TO BY:


By:      /S/ JOSEPH L. HOOLEY               By:     /S/ MICHAEL J. SAVITZ
         --------------------                       ---------------------

Name:    JOSEPH L. HOOLEY                   Name:   MICHAEL J. SAVITZ
         ------------------------------             ------------------------

Title:   EXECUTIVE VICE PRESIDENT           Title:  VICE PRESIDENT AND COUNSEL
         ---------------------------                --------------------------

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY             SUBCUSTODIAN

Argentina           Citibank, N.A.

Australia           Westpac Banking Corporation

                    Citibank Pty. Limited

Austria             Erste Bank der Osterreichischen Sparkassen AG

Bahrain             HSBC Bank Middle East
                    (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh          Standard Chartered Bank

Belgium             BNP Paribas Securities Services, S.A.

Benin               via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

Bermuda             The Bank of Bermuda Limited

Botswana            Barclays Bank of Botswana Limited

Brazil              Citibank, N.A.

Bulgaria            ING Bank N.V.

Burkina Faso        via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

Canada              State Street Trust Company Canada

Cayman Islands      Scotiabank & Trust (Cayman) Limited

Chile               BankBoston, N.A.

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

COUNTRY             SUBCUSTODIAN

People's Republic   The Hongkong and Shanghai Banking Corporation Limited,
of China            Shanghai and Shenzhen branches

Colombia            Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica          Banco BCT S.A.

Croatia             Privredna Banka Zagreb d.d

Cyprus              Cyprus Popular Bank Public Company Ltd.

Czech Republic      Eeskoslovenska Obchodni Banka, A.S.

Denmark Skandinaviska Enskilda Bankken StateAB, Sweden (operating through its Copenhagen branch)

Ecuador             Banco de la Produccion S.A. PRODUBANCO

Egypt               HSBC Bank Egypt S.A.E.
                    (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Estonia             AS Hansabank

Finland             Nordea Bank Finland Plc.

France              BNP Paribas Securities Services, S.A.

                    Deutsche Bank AG, Netherlands (operating through its Paris branch)

Germany             Deutsche Bank AG

Ghana               Barclays Bank of Ghana Limited

Greece              National Bank of Greece S.A.

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY             SUBCUSTODIAN

Guinea-Bissau       via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

Hong Kong           Standard Chartered Bank (placeHong Kong) Limited

Hungary             HVB Bank Hungary Rt.

Iceland             Kaupthing Bank hf.

India               Deutsche Bank AG

                    The Hongkong and Shanghai Banking Corporation Limited

Indonesia           Deutsche Bank AG

Ireland             Bank of Ireland

Israel              Bank Hapoalim B.M.

Italy               BNP Paribas Securities Services, S.A.

                    Deutsche Bank S.p.A.

Ivory Coast         Societe Generale de Banques en Cote d'Ivoire

Jamaica             Bank of Nova Scotia Jamaica Ltd.

Japan               Mizuho Corporate Bank Ltd.

                    Sumitomo Mitsui Banking Corporation

Jordan              HSBC Bank Middle East
                    (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY             SUBCUSTODIAN

Kazakhstan          HSBC Bank Kazakhstan
                    (as delegate of the Hongkong and Shanghai Banking
                    Corporation Limited)

Kenya               Barclays Bank of Kenya Limited

Republic of Korea   Deutsche Bank AG

                    The Hongkong and Shanghai Banking Corporation Limited

Latvia              A/s Hansabanka


Lebanon             HSBC Bank Middle East
                    (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Lithuania           SEB Vilniaus Bankas AB

Malaysia            Standard Chartered Bank Malaysia Berhad

Mali                via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

Malta               The Hongkong and Shanghai Banking Corporation Limited

Mauritius           The Hongkong and Shanghai Banking Corporation Limited

Mexico              Banco Nacional de Mexico S.A.

Morocco             Attijariwafa bank

Namibia             Standard Bank Namibia Limited

Netherlands         Deutsche Bank AG

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY             SUBCUSTODIAN

New Zealand         Westpac Banking Corporation

Niger               via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

Nigeria             Stanbic Bank Nigeria Limited

Norway              Nordea Bank Norge ASA

Oman                HSBC Bank Middle East Limited
                    (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Pakistan            Deutsche Bank AG

Palestine           HSBC Bank Middle East Limited
                    (as delegate of The Hongkong and Shanghai Banking
                    Corporation Limited)

Panama              HSBC Bank (Panama) S.A.

Peru                Citibank del Peru, S.A.

Philippines         Standard Chartered Bank

Poland              Bank Handlowy w Warszawie country-regionplaceS.A.

Portugal            Banco Comercial Portugues S.A.

Puerto Rico         Citibank N.A.

Qatar               HSBC Bank Middle East Limited
                    (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Romania             ING Bank N.V.

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY             SUBCUSTODIAN

Russia              ING Bank (Eurasia) ZAO, Moscow

Senegal             via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

Serbia              HVB Bank Serbia and Montenegro a.d.

Singapore           DBS Bank Limited

                    United Overseas Bank Limited

Slovak Republic     Ceskoslovenska Obchodni Banka, A.S., pobocka zahranicnej
                    banky v SR

Slovenia            Bank Austria Creditanstalt d.d. - Ljubljana

South Africa        Nedbank Limited

                    Standard Bank of South Africa Limited

Spain               Deutsche Bank S.A.E.

Sri Lanka           The Hongkong and Shanghai Banking Corporation Limited

Swaziland           Standard Bank Swaziland Limited

Sweden              Skandinaviska Enskilda Banken AB

Switzerland         UBS AG

Taiwan - R.O.C.     Central Trust of China

Thailand            Standard Chartered Bank (Thai) Public Company Limited

Togo                via Societe Generale de Banques en Cote d'Ivoire, Abidjan,
                    Ivory Coast

                                   STATE STREET                      SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY             SUBCUSTODIAN

Trinidad & Tobago   Republic Bank Limited

Tunisia             Banque Internationale Arabe de Tunisie

Turkey              Citibank, A.S.

Uganda              Barclays Bank of Uganda Limited

Ukraine             ING Bank placecountry-regionUkraine

United Arab
Emirates            HSBC Bank Middle East Limited
                    (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

United Kingdom      State Street Bank and Trust Company, United kingdom Branch

Uruguay             BankBoston, N.A.

Venezuela           Citibank, N.A.

Vietnam             The Hongkong and Shanghai Banking Corporation Limited

Zambia              Barclays Bank of Zambia Plc.

Zimbabwe            Barclays Bank of Zimbabwe Limited

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Argentina           Caja de Valores S.A.

Australia           Austraclear Limited

Austria             Oesterreichische Kontrollbank AG
                    (Wertpapiersammelbank Division)

Bahrain             Clearing, Settlement, and Depository System of the  Bahrain
                    Stock Exchange

Bangladesh          Central Depository Bangladesh Limited

Belgium             Banque Nationale de Belgique

                    Euroclear Belgium

Benin               Depositaire Central - Banque de Reglement

Bermuda             Bermuda Securities Depository

Brazil              Central de Custodia e de Liquidacao Financeira de Titulos
                    Privados (CETIP)

                    Companhia Brasileira de Liquidacao e Custodia

                    Sistema Especial de Liquidacao e de Custodia (SELIC)

Bulgaria            Bulgarian National Bank

                    Central Depository AD

Burkina Faso        Depositaire Central - Banque de Reglement

Canada              The Canadian Depository for Securities Limited

Chile               Deposito Central de Valores S.A.

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

People's Republic   China Securities Depository and Clearing Corporation Limited
of China            Shanghai Branch

                    China Securities Depository and Clearing Corporation Limited Shenzhen Branch

Colombia            Deposito Central de Valores

                    Deposito Centralizado de Valores de Colombia S..A. (DECEVAL)

Costa Rica          Central de Valores S.A.

Croatia             Sredisnja Depozitarna Agencija d.d.

Cyprus              Central Depository and Central Registry

Czech Republic      Czech National Bank

                    Stredisko cennych papiru - Ceska republika

Denmark             Vaerdipapircentralen (Danish Securities Center)

Egypt               Misr for Clearing, Settlement, and Depository S.A.E.

                    Central Bank of Egypt

Estonia             AS Eesti Vaartpaberikeskus

Finland             Suomen Arvopaperikeskus Oy

France              Euroclear France

Germany             Clearstream Banking AG, Frankfurt

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Greece              Apothetirion Titlon AE - Central Securities Depository

                    Bank of Greece,
                    System for Monitoring Transactions in Securities in Book-Entry Form

Guinea-Bissau       Depositaire Central - Banque de Reglement

Hong Kong           Central Moneymarkets Unit

                    Hong Kong Securities Clearing Company Limited

Hungary             Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland             Icelandic Securities Depository Limited

India               Central Depository Services (India) Limited

                    National Securities Depository Limited

                    Reserve Bank of India

Indonesia           Bank Indonesia

                    PT Kustodian Sentral Efek Indonesia

Israel              Tel Aviv Stock Exchange Clearing House Ltd. (TASE
                    Clearinghouse)

Italy               Monte Titoli S.p.A.

Ivory Coast         Depositaire Central - Banque de Reglement

Jamaica             Jamaica Central Securities  Depository

Japan               Bank of Japan  - Net System

                    Japan Securities Depository Center (JASDEC) Incorporated

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Jordan              Securities Depository Center

Kazakhstan          Central Securities Depository

Kenya               Central Depository and Settlement Corporation Limited

                    Central Bank of Kenya

Republic of Korea   Korea Securities Depository

Latvia              Latvian Central Depository

Lebanon             Banque du Liban

                    Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.

Lithuania           Central Securities Depository of Lithuania

Malaysia            Bank Negara Malaysia

                    Bursa Malaysia Depository Sdn. Bhd.

Mali                Depositaire Central - Banque de Reglement

Malta               Central Securities Depository of the Malta Stock Exchange

Mauritius           Bank of Mauritius

                    Central Depository and Settlement Co. Ltd.

Mexico              S.D. INDEVAL, S.A. de C.V.

Morocco             Maroclear

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Namibia             Bank of Namibia

Netherlands         Euroclear Nederland

New Zealand         New Zealand Central Securities Depository Limited

Niger               Depositaire Central - Banque de Reglement

Nigeria             Central Securities Clearing System Limited

Norway              Verdipapirsentralen (Norwegian Central Securities
                    Depository)

Oman                Muscat Depository & Securities Registration Company, SAOC

Pakistan            Central Depository Company of Pakistan Limited

                    State Bank of Pakistan

Palestine           Clearing, Depository and Settlement, a department  of the
                    Palestine Stock Exchange

Panama              Central Latinoamericana de Valores, S.A. (LatinClear)

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines         Philippine Depository & Trust Corporation

                    Registry of Scripless Securities (ROSS) of the Bureau of Treasury

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Poland              Rejestr Papierow Wartooeciowych

                    Krajowy Depozyt Papierow Wartosciowych S.A.

Portugal INTERBOLSA - Sociedade Gestora de Sistemas de Liquidacao e de Sistemas Centralizados de Valores Mobiliarios, S.A.

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania             Bucharest Stock Exchange Registry Division

                    National Bank of Romania

Russia              Vneshtorgbank, Bank for Foreign Trade of the Russian
                    Federation

Senegal             Depositaire Central - Banque de Reglement

Serbia              Central Registrar and Central Depository for Securities

Singapore           The Central Depository (Pte) Limited

                    Monetary Authority of Singapore

Slovak Republic     Naodna banka slovenska

                    Centralny depozitar cennych papierov SR, a.s.

Slovenia            KDD - Centralna  klirinsko  depotna druzba d.d.

South Africa        Share Transactions Totally Electronic (STRATE) Ltd.

Spain               IBERCLEAR

Sri Lanka           Central Depository System (Pvt) Limited

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Sweden              Vardepapperscentralen  VPC AB
                    (Swedish Central Securities Depository)

Switzerland         SegaIntersettle AG (SIS)

Taiwan - R.O.C.     Taiwan Depository and Clearing Corporation

Thailand            Thailand Securities Depository Company Limited

Togo                Depositaire Central - Banque de Reglement

Trinidad and Tobago Trinidad and Tobago Central Bank

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres (STICODEVAM)

Turkey              Central Bank of Turkey

                    Central Registry Agency

Uganda              Bank of Uganda

Ukraine             Mizhregionalny Fondovy Souz

                    National Bank of Ukraine

United Arab         Clearing and Depository System, a department of the Dubai
Emirates            Financial Market

United Kingdom      CrestCo.

Uruguay             Banco Central del Uruguay

                                  STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


COUNTRY             DEPOSITORIES

Venezuela           Banco Central de Venezuela

                    Caja Venezolana de Valores

Vietnam             Vietnam Securities Depository

Zambia              Bank of Zambia

                    LuSE Central Shares Depository Limited


TRANSNATIONAL

Euroclear

Clearstream Banking, S.A.

                                                                      SCHEDULE C

                               MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                      BRIEF DESCRIPTION
(scheduled frequency)


THE GUIDE TO CUSTODY IN WORLD MARKETS An overview of settlement and (hardcopy annually and regular website safekeeping procedures, custody
updates)                                practices    and    foreign     investor
                                        considerations for the markets in which State Street offers custodial services.

GLOBAL CUSTODY NETWORK REVIEW           Information    relating    to    Foreign
(annually)                              Sub-Custodians  in State Street's Global
                                        Custody Network. The Review stands as an
                                        integral  part  of  the  materials  that
                                        State Street provides to its U.S. mutual
                                        fund clients to assist them in complying
                                        with SEC Rule  17f-5.  The  Review  also
                                        gives insight into State Street's market
                                        expansion   and  Foreign   Sub-Custodian
                                        selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Sub-Custodian banks.

SECURITIES  DEPOSITORY  REVIEW          Custody  risk  analyses  of the  Foreign
(annually)                              Securities     Depositories    presently
                                        operating  in  Network   markets.   This
                                        publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC
                                        Rule 17f-7.

GLOBAL LEGAL SURVEY                     With  respect  to each  market  in which
(annually)                              State Street offers custodial  services,
                                        opinions  relating to whether  local law
                                        restricts   (i)   access   of  a  fund's
                                        independent  public accountants to books
                                        and  records of a Foreign  Sub-Custodian
                                        or  Foreign  Securities  System,  (ii) a
                                        fund's  ability  to recover in the event
                                        of bankruptcy or insolvency of a Foreign
                                        Sub-Custodian   or  Foreign   Securities
                                        System,   (iii)  a  fund's   ability  to
                                        recover  in the  event  of a  loss  by a
                                        Foreign    Sub-Custodian    or   Foreign
                                        Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

SUBCUSTODIAN AGREEMENTS                 Copies  of  the  contracts   that  State
(annually)                              Street  has   entered   into  with  each
                                        Foreign   Sub-Custodian  that  maintains
                                        U.S. mutual fund assets in the markets in which State Street offers custodial services.

GLOBAL MARKET BULLETIN                  Information  on changing  settlement and
(daily or as necessary)                 custody   conditions  in  markets  where
                                        State Street offers custodial  services.
                                        Includes   changes  in  market  and  tax
                                        regulations,   depository  developments,
                                        dematerialization information, as well as other market changes that may impact
                                        State Street's clients.

FOREIGN  CUSTODY  ADVISORIES            For those  markets  where  State  Street
(as  necessary)                         offers  custodial  services that exhibit
                                        special    risks   or    infrastructures
                                        impacting custody, State Street issues market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.

MATERIAL  CHANGE  NOTICES               Informational  letters and  accompanying
(presently on a quarterly basis or      materials   confirming   State  Street's
as otherwise  necessary)                foreign custody arrangements,  including
                                        a  summary  of  material   changes  with
                                        Foreign    Sub-Custodians    that   have
                                        occurred  during the  previous  quarter.
                                        The notices  also  identify any material
                                        changes   in   the    custodial    risks
                                        associated with maintaining  assets with
                                        Foreign Securities Depositories.

09/30/05

                                   SCHEDULE D
                                       TO
                           MASTER CUSTODIAN AGREEMENT



Special Sub-Custodians

None

             REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT


         ADDENDUM to that certain Amended and Restated Custodian Agreement dated as of July 31, 2006 (the "Custodian Agreement") between USAA Mutual Funds Trust (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

         State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

THE SERVICES

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

SECURITY PROCEDURES

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

FEES

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

PROPRIETARY INFORMATION/INJUNCTIVE RELIEF

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; nor will the Customer or its Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

LIMITED WARRANTIES

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one hundred years, and if any changes are required, State Street will make the changes to its products at no cost to the Customer and in a commercially reasonable time frame and will require third-party suppliers to do likewise. The Customer will do likewise for its systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

INFRINGEMENT

State Street will defend or, at its option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services,
(ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

TERMINATION

Either party to the Custodian Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days' notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Custodian Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

MISCELLANEOUS

This Addendum and the exhibits hereto constitute the entire understanding of the parties to the Custodian Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

By its execution of the Custodian Agreement, the Customer accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum.

                                    EXHIBIT A
                                       TO
             REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT


                                   IN~SIGHT(SM)
                           System Product Description

In~SightSM provides bilateral information delivery, interoperability, and on-line access to State Street. In~SightSM allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics, and Electronic Trade Delivery can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~SightSM will continue to increase in direct proportion with the customer roll out, as it is viewed as the information delivery system will grow with State Street's customers.

[STATE STREET
LOGO OMITTED]

USAA California Bond Fund
USAA California Money Market Fund
USAA Florida Tax-Free Income Fund
USAA Florida Tax-Free Money Market Fund
USAA New York Bond Fund
USAA New York Money Market Fund
USAA Tax Exempt Intermediate-Term Fund
USAA Tax Exempt Long-Term Fund
USAA Tax Exempt Money Market Fund
USAA Tax Exempt Short-Term Fund
USAA Virginia Bond Fund
USAA Virginia Money Market Fund


This document is to confirm State Street's and USAA's understanding of the use and tracking of periodic overdrafts in the above named USAA Funds that invest in tax exempt securities.

USAA may decide to periodically leave uninvested cash balances for several days in the funds listed above. State Street will track these balances on a daily basis and calculate a "credit" amount based on 100% of the uninvested balance. These "credits" will accumulate daily until such time market conditions allow USAA to purchase tax exempt securities.

USAA will then use the cumulative "credit" balance to purchase securities and thereby overdraw the cash balance in the account. When USAA overdraws the account, the accumulated "credits" will be reduced by the amount of the overdraft. USAA will manage the size of the overdrafts, as well as their duration. Daily overdrafts will be limited to 5% of a funds net assets, with a fund level cap of $40 million.

For the listed funds, State Street will not pay earnings credits on uninvested cash balances and will not charge the funds for overdraft balances as long as the accumulated "credit" balance sufficiently covers the overdraft. Once all accumulated "credits" reach zero, overdrafts will be charged at the stated overdraft rate per the Fee Schedule.

USAA agrees that there will be no overdraft positions over March 31, June 30, September 30 and December 31, as this would negatively affect State Street's corporate balance sheet reporting to the Federal Reserve on these dates. Also, all credits are to be used by calendar year end in the year which they were earned. Any outstanding credits at December 31 will be applied as an earnings credit on the fund's custody bill based on the arrangement stated in the Fee Schedule. (Excess credits will not be carried over to the next year.)

The following is an example of the calculation of "credits" as described above:

                   End of Day              Accumulated "Credits"
                  Cash Balance

Day 1              5,000,000                    5,000,000
Day 2              6,000,000                   11,000,000
Day 3             (8,000,000)                   3,000,000


October 12, 2006

USAA Mutual Funds Trust

By: /s/ Roberto Galindo, Jr.
   -------------------------------
Name:  Roberto Galindo Jr.
Title: Assistant Treasurer


State Street Corporation

By: /s/ J. Charny
   --------------------------------
Name:  Judith Charny
Title: VP

                        STATE STREET BANK & TRUST COMPANY

                       CUSTODY AND ACCOUNTING FEE SCHEDULE

                             USAA MUTUAL FUNDS TRUST

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I.   DOMESTIC CUSTODY
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     Maintain  custody of fund assets.  Settle  portfolio  purchases  and sales.
     Report trade fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions. Report portfolio positions.

     The fee shown below is annualized, billed and payable monthly and based on the aggregate assets of all USAA accounts serviced by State Street

            First $20 billion                             0.25 basis points
            Next $20 billion                              0.20 basis points
            Excess                                        0.15 basis points

TRANSACTIONS

    DTC (non-ETD)                                                $12.00
    DTC (ETD)                                                     $7.00
    Fed Book Entry (non-ETD)                                     $12.00
    Fed Book Entry (ETD)                                          $7.00
    PTC (non-ETD)                                                $20.00
    PTC (ETD)                                                    $15.00
    Physical Settlements                                         $25.00
    Maturity collections                                          $8.00
    In Kind Transfers (DTC)                                       $7.00
    Paydowns                                                      $2.00
    Third party foreign exchange trades                          $50.00
    Call Monitoring                                               $5.00
    Fund of Fund Trades                                           $5.00
    All other trades                                             $16.00
    Written options                                              $25.00
    Closed options                                               $15.00
    Futures transactions - no security movement                   $8.00
    Margin payments                                               $6.00
    Fund trades                                                  $30.00
    Affirmations                                                  $1.00
    CWP  (per check)                                                .65
    State Street Repo                                         No charge
    State Street FX                                           No charge

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II.  GLOBAL CUSTODY
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SUB-CUSTODIAN ASSET BASED FEES**

A fee payable monthly on a pro rata basis, based on the following percentages of month end net assets.

                                    BASIS POINT
     COUNTRY                          CHARGES               TRANSACTION FEES

     Argentina                            12.0                    $ 50
     Australia                             1.0                    $ 20
     Austria                               8.0                    $ 50
     Bahrain                              40.0                    $100
     Bangladesh                           40.0                    $100
     Belgium                               1.0                    $ 20
     Bermuda                              12.0                    $ 75
     Bolivia                              40.0                    $100
     Botswana                             40.0                    $ 75
     Brazil                               12.0                    $ 50
     Bulgaria                             20.0                    $ 75
     Canada                                3.0                    $ 20
     Chile                                20.0                    $ 75
     China                                20.0                    $100
     Colombia                             40.0                    $100
     Croatia                              40.0                    $ 75
     Cyprus                               40.0                    $100
     Czech Rep                            12.0                    $ 75
     Denmark                               1.0                    $ 20
     Ecuador                              40.0                    $ 75
     Egypt                                12.0                    $ 50
     Estonia                              40.0                    $ 40
     Euroclear                             3.0                    $ 20
     Finland                               1.0                    $ 20
     France                                3.0                    $ 20
     Germany                               3.0                    $ 20
     Ghana                                40.0                    $ 75
     Greece                               12.0                    $ 40
     Hong Kong                             8.0                    $ 40
     Hungary                              12.0                    $ 75
     Iceland                              12.0                    $ 25
     India                                20.0                    $100
     Indonesia                            12.0                    $ 75
     Ireland                               8.0                    $ 50
     Israel                               12.0                    $ 50
     Italy                                 3.0                    $ 20
     Ivory Coast                          40.0                    $ 75
     Jamaica                              40.0                    $ 75
     Japan                                 3.0                    $ 20
     Jordan                               12.0                    $100
     Kenya                                20.0                    $ 75
     Latvia                               40.0                    $ 50

     Lebanon                              40.0                    $100
     Lithuania                            12.0                    $ 50
     Malaysia                              8.0                    $ 50
     Mauritius                            20.0                    $ 75
     Mexico                                8.0                    $ 25
     Morocco                              20.0                    $ 75
     Namibia                              20.0                    $ 50
     Netherlands                           1.0                    $ 20
     New Zealand                           1.0                    $ 20
     Norway                                1.0                    $ 20
     Oman                                 40.0                    $100
     Pakistan                             20.0                    $100
     Peru                                 40.0                    $100
     Philippines                           8.0                    $ 75
     Poland                               20.0                    $ 50
     Portugal                              8.0                    $ 75
     Puerto Rico                           8.0                    $ 50
     Romania                              12.0                    $ 75
     Russia                               20.0                    $ 75
     S Africa                              8.0                    $ 25
     Singapore                             8.0                    $ 40
     Slovak Rep                           20.0                    $ 75
     Slovenia                             40.0                    $ 75
     South Korea                           1.0                    $ 20
     Spain                                 8.0                    $ 40
     Sri Lanka                            12.0                    $ 75
     Swaziland                            40.0                    $ 75
     Sweden                                3.0                    $ 20
     Switzerland                           1.0                    $ 20
     Taiwan                               12.0                    $ 40
     Thailand                              8.0                    $ 50
     Trin & Tobago                        40.0                    $ 75
     Tunisia                              40.0                    $ 40
     Turkey                               40.0                    $ 40
     UK                                    3.0                    $ 20
     Ukraine                              40.0                    $100
     Uruguay                              40.0                    $ 75
     Venezuela                            40.0                    $100
     Viet Nam                             40.0                    $100
     Zambia                               40.0                    $100
     Zimbabwe                             40.0                    $100

**Excludes: Agent, depository and local auditing fees, stamp duties and registration fees

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III. SECURITIES LENDING (PROGRAM RUN BY THIRD PARTY)
     Securities Lending Fees have been moved to Attachment A, as third party lending agent is paying fees directly to State Street
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IV. FUND ACCOUNTING
--------------------------------------------------------------------------------

RECORDKEEPING

     Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate Net Asset Value daily. Provide selected general ledger reports. The fee shown below is annualized, billed and payable monthly and based on the aggregate assets of the Mutual Funds.

NON-MONEY MARKET FUNDS
            First $18 billion                          0.90 basis points
            Excess                                     0.60 basis points
            Minimum monthly charge                                Waived

MONEY MARKET FUNDS
            First $8 billion                           0.70 basis points
            Excess                                     0.50 basis points
            Minimum monthly charge                     Waived

ADVERTISED YIELD

     For each portfolio maintain, monthly charge is based on the number of holdings as followed:

              HOLDINGS PER PORTFOLIO                               MONTHLY FEE
              0 to 50                                                $250.00
              50 to 100                                              $300.00
              Over 100                                               $350.00

AUTOMATED PRICING VIA NAVIGATOR (EXCLUDES FUND OF FUNDS)

     Quote Charge (based on month end positions)
     Base fee--domestic, including Money Market Funds                 $300.00
     Base fee--more than 20% global                                   $375.00
     Municipal Bonds via Muller Data                                   $10.00
     Municipal Bonds via Kenny Information Systems                     $16.00
     Government, corporate, and conv. bonds via Bridge                 $11.00
     Corporate and government bonds via Bridge                         $11.00
     Government, corporate, and conv. bonds via FT Interactive         $16.00
     Corporate and government bonds via FT Interactive                 $16.00
     Options, futures and private placements                            $6.00
     Foreign equities and bonds                                         $6.00
     Listed equities, OTC equities and bonds                            $6.00
     Corporate, municipal, convertible, and government
     Bonds, adjustable rate preferred stocks via IDSI                  $12.00

MULTI-MANAGED FUNDS
         For each additional portfolio, the fund will be charged      $15,000

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V.   ENHANCED ACCOUNTING SERVICES - FUND ADMINISTRATION
--------------------------------------------------------------------------------

     The following fees are for limited fund administration services or remote access to technology platforms. All fees quoted are expressed in annual terms unless expressly noted.

        o   Performance calculations on multi-managed portfolios        $2,000
            (fee applies to each multi-manager portfolio)

        o   Specialized fund administration reporting                     $250
            (fee is per report per fund)

            -   NSAR Broker
            -   Top ten holdings
            -   Series Broker allocation
            -   Dividend received deduction
            -   45 day dividend reporting
            -   Government income breakdown/income by state
                 (fee waived for this report)
            -   Massachusetts State reporting

        o   Specialized fund administration system applications

            -   Fund Administration Workstation
                (remote access for all funds)                          $75,000
                      Before/After tax return module                  (waived)
               (the waiver relates to returns module only.
               Use of other FA workstation functions will require additional fees)

            -   Wash Sale System
                  (On demand reporting)
            -   Equity Fund (per fund)                                  $5,000
            -   Fixed Income Fund (per fund)                            $3,000

            -   iTELS - tax efficient lot selection application         $2,500
                (service performed by State Street) per fund


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VI. SPECIAL SERVICES
--------------------------------------------------------------------------------

     Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation.


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VII. BALANCE CREDITS AND OVERDRAFT CHARGES
--------------------------------------------------------------------------------

     For the Mutual Funds only, a balance credit will be applied against the custody fees or other fees as directed by USAA (excluding out-of-pocket expenses). The credit is based on 90% of the average Fed Funds rate for the month, times the average collected balance (collected balance is positive balance).

     Overdrafts due to overspending/client errors or third party agent errors will be charged at a rate of Fed Funds plus 50 basis points. Total overdraft charges will be applied to the monthly custody bills.

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VIII. OUT-OF-POCKET EXPENSES
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     A billing for the recovery of  applicable  out-of-pocket  expenses  will be made as of the end of each month. These expenses have been separated into 2 categories; recurring and variable.

     RECURRING OUT-OF-POCKET EXPENSES
     Out-of-pocket   expenses   related   to   duplicating,   courier   service,
     postage/insurance, supplies related to fund records, communication/equipment costs (telephone, lease lines, etc.), and third-party internal control review will be charged back to the funds at a fixed monthly fee.

                             $420.00/month per fund

     VARIABLE OUT-OF-POCKET EXPENSES
     Variable out-of-pocket expenses will be billed as they occur. These out-of-pocket expenses include, but are not limited to the following:

         - Proxy Fees
         - Transfer fees
         - Sub-Custodian out-of-pocket charges, market fees, registration fees, stamp duties, etc.
         - Customized programming/transmissions @ $175 per hour) (100 hours for free)
         - Annual fee for each customized program/transmission ($3,000)--1st three are free
         - Non recurring legal fees
         - Wires ($5.00)

All fees above will be charged against the Fund's custodian account five (5) business days after the invoice is sent to the Fund's offices. Payment does not preclude any required billing adjustments that will be made to the following months bill.

--------------------------------------------------------------------------------
STATE STREET                                USAA MUTUAL FUNDS TRUST




By  /s/ J. Charny                           By /s/ Roberto Galindo, Jr.
   ---------------------------------           -------------------------------
Title VP                                    Title Assistant Treasurer


Date  November 28, 2006                     Date  November 28, 2006
--------------------------------------------------------------------------------

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                       STATE STREET BANK AND TRUST COMPANY
                                  ATTACHMENT A
--------------------------------------------------------------------------------


                  THIRD PARTIES SECURITIES LENDING-FEE SCHEDULE
                  (PROGRAM RUN BY METROPOLITAN WEST SECURITIES)


ADMINISTRATION FEE
For  reporting  of fails,  cash  collateral,  shares on loan,  past due  income.
Services related to income collection and corporate action support. The fee shown below is annualized, billed and payable monthly.

Prime Meridian access*                                               $1,080.00
*for accounts NOT already billed by SSC's Cash Management group

DOMESTIC (DTC, FED)
Deliver/Receive loaned securities versus cash/securities collateral
(ETD)                                                                     7.00
Loan Administration--DTC SPO                                             $5.00
          Wire transfer                                                  $5.00

Non-US (sleeves used in Section V)
Deliver/Receive loaned securities versus cash/securities collateral
         Group I                                                        $25.00
         Group II                                                       $40.00
         Group III                                                      $50.00
         Group IV                                                       $75.00
         Group V                                                       $100.00

OTHER CUSTODY CHARGES
Domestic Collateral Account Holdings*                           .4 basis point

Collateral transactions:
                DTC, Fed Buy/Sell/Maturity                               $7.00
                Wire in/out                                               5.00

*based on month end market values of collateral accounts

TRANSMISSION OF CUSTODY POSITIONS AND ACTIVITY
Programming for standard transmission. Transmission set up, integration testing and maintenance. $175.00 per hour

                                       1A